The Business and Summary of Significant Accounting Policies (Details 2) In Millions, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2011
Net Loss per Share
Shares excluded from the weighted-average number of shares outstanding, which have been issued upon the early exercise of stock options and are subject to future vesting and unvested restricted stock	0.6	0.9	1.0	0.8
Number of shares of common stock to be issued on conversion of convertible preferred stock		6.9		5.3